Operating Leases	12 Months Ended
Dec. 31, 2022
Operating Leases [Abstract]
Operating Leases

Note 10 — Operating Leases

On January 1, 2021 (“Effective Date”), the Company adopted ASC 842. The new guidance requires the recognition of right-of-use (“ROU”) assets and related operating lease liabilities on the balance sheet for those leases previously classified as operating leases. The Company adopted this new guidance using the modified retrospective approach. For contracts entered into on or after the Effective Date, at the inception of a contract, the Company assesses whether the contract is, or contains, a lease. The Company’s assessment is based on: (i) whether the contract involves the use of a distinct identified asset, (ii) whether the Company obtained the right to substantially all the economic benefit from the use of the asset throughout the period, and (iii) whether the Company has the right to direct the use of the asset. Leases entered into prior to January 1, 2021, which were accounted for under ASC 840, Leases, were not reassessed for classification. At the Effective Date, there were no leases in place which qualified for accounting under ASC 842, as such existing leases had remaining lease terms of less than twelve months at the Effective Date. During the year ended December 31, 2021, the Company entered into a new office lease which qualified for recognition of ROU assets and related operating lease liabilities.

For operating leases, the lease liability is initially and subsequently measured at the present value of the unpaid lease payments. The Company generally uses its incremental borrowing rate as the discount rate for leases unless an interest rate is implicitly stated in the lease. The Company’s incremental borrowing rate used for all leases under ASC 842 was 5.60%, the rate of interest that the Company would have to pay to borrow an amount equal to the lease payments on a collateralized basis over a similar term. The lease term for the Company’s leases includes the noncancellable period of the lease plus any additional periods covered by either a Company option to extend the lease that the Company is reasonably certain to exercise, or an option to extend the lease controlled by the lessor. ROU assets, once recorded, are reviewed annually for impairment.

On September 1, 2021, the Company entered into an operating sub-lease for office space at 180 Maiden Lane, New York, NY 10005 that commenced on November 1, 2021 and expires September 29, 2025. Base rent is $14,814 per month, rent escalation is 2% per annum commencing on the first anniversary of lease commencement and there is a rent concession of three months following the Company’s possession of space. On the commencement date, the Company recorded a right-of-use asset and lease liability in the amount of $563,713.

Balance sheet information related to our leases is presented below:

		As of
Operating leases:	Balance Sheet Location	December 31, 2022	December 31, 2021	November 1, 2021 (Lease Commencement)
Right-of-use assets	Operating lease right-of-use asset	$395,470	$537,836	$563,713
Operating lease liability, current	Current portion of operating lease obligations	162,503	135,455	106,810
Operating lease liability, long-term	Operating lease obligations, net of current maturities	268,385	430,888	456,903
As of December 31, 2022
Weighted-average discount rate – operating lease	5.60%
Weighted-average remaining lease term – operating lease (in months)	30

As of December 31, 2022, the expected annual minimum lease payments of our operating lease liabilities:

For Years Ending December 31,	Operating lease
2023	4,182,526
2024	186,177
2025	94,320
Total future minimum lease payments, undiscounted	4,463,023
Less: Imputed interest for leases in excess of one year	32,135
Present value of future minimum lease payments	$4,430,888